EXHIBIT 99.1

ORDINANCE
AUTHORIZING THE
ISSUANCE OF
$26,500,000
CITY OF CACTUS, TEXAS,
SEWER SYSTEM REVENUE IMPROVEMENT AND REFUNDING BONDS
TAXABLE SERIES 2007
Adopted: May 15, 2007

Page
ARTICLE IX

DEPOSIT OF PROCEEDS

Section 9.01. Deposit of Proceeds	27

ARTICLE X

ADDITIONAL BONDS

Section 10.01. Additional Bonds	28

ARTICLE XI

PARTICULAR REPRESENTATIONS AND COVENANTS

Section 11.01. Rates and Charges	28
Section 11.02. Water and Wastewater Services Agreement	28
Section 11.03. Fiscal Year	28
Section 11.04. Sale or Lease of System	29
Section 11.05. Maintenance and Operation — Insurance	29
Section 11.06. Accounts and Periodic Statements	29
Section 11.07. Competition; No Free Service	29
Section 11.08. Other Representations and Covenants	30

ARTICLE XII

DEFAULT AND REMEDIES

Section 12.01. Events of Default	30
Section 12.02. Remedies for Default	30
Section 12.03. Remedies Not Exclusive	30

ARTICLE XIII

DISCHARGE

Section 13.01. Discharge	31

ARTICLE XIV

EFFECTIVENESS

Section 14.01. Effectiveness	31

Signatures	31

AN ORDINANCE OF THE CITY COUNCIL OF THE CITY OF CACTUS, TEXAS, AUTHORIZING THE ISSUANCE AND SALE OF CITY OF CACTUS, TEXAS, SEWER SYSTEM REVENUE IMPROVEMENT AND REFUNDING BONDS, TAXABLE SERIES 2007, IN THE AGGREGATE PRINCIPAL AMOUNT OF $26,500,000; APPROVING AND AUTHORIZING THE EXECUTION AND DELIVERY OF A BOND INSTALLMENT PURCHASE AGREEMENT AND A PAYING AGENT/REGISTRAR AGREEMENT; REFUNDING CERTAIN OUTSTANDING NOTES OF THE CITY; PROVIDING FOR THE SECURITY FOR AND PAYMENT OF SAID BONDS; AND ENACTING OTHER PROVISIONS RELATING THERETO
     WHEREAS, in accordance with the Constitution and laws of the State of Texas, specifically Chapter 1502, Texas Government Code, as amended (“Chapter 1502”), the City of Cactus, Texas (the “City”), is authorized to acquire, construct and install additions, improvements and extensions to its sewer system and to issue its revenue bonds therefor;
     WHEREAS, the City previously entered into certain promissory notes (the “Notes”) identified and described on Schedule I, attached hereto and incorporated herein by reference for all purposes;
     WHEREAS, in accordance with Chapter 1207, Texas Government Code, as amended (“Chapter 1207”), the City is authorized to issue its revenue bonds for the purpose of refunding its outstanding bonds, notes or other general or special obligations;
     WHEREAS, by this Ordinance, the City Council of the City (the “City Council”), is authorizing the issuance of its revenue bonds, pursuant to the authority of Chapter 1502 and Chapter 1207 (collectively, the “Acts”) for the purposes of: (i) acquiring, constructing and installing certain additions, improvements and extensions to its sewer system and (ii) refunding the Notes;
     WHEREAS, the City Council of the City hereby finds that the refunding of the Notes will restructure the debt of the City; and
     WHEREAS, the meeting at which this Ordinance is considered is open to the public as required by law, and the public notice of the time, place and purpose of said meeting was given as required by Chapter 551, Texas Government Code, as amended.
     NOW, THEREFORE, BE IT ORDAINED BY THE CITY COUNCIL:
ARTICLE I
DEFINITIONS, FINDINGS AND INTERPRETATION
     Section 1.01. Definitions.
     Unless otherwise expressly provided or unless the context clearly requires otherwise, in this Ordinance, the following terms shall have the meanings specified below:

     “Amended Agreed Final Judgment” means the Amended Agreed Final Judgment in State of Texas v. City of Cactus, Cause No. 97-13798.
     “Authorized Denominations” means $5,000 principal amount of the Bonds and integral multiples thereof.
     “Bond” means any of the Bonds.
     “Bonds” means the City’s bonds authorized to be issued by Section 3.01 of this Ordinance and designated as “City of Cactus, Texas, Sewer System Revenue Improvement and Refunding Bonds, Taxable Series 2007.”
     “Bond Installment Request” means that form attached hereto as Exhibit A by which the City initiates the delivery of an installment of Bonds and receives payment therefor from the Purchaser.
     “Closing Date” means the date of the initial delivery of and payment for the first installment of Bonds to the Purchaser.
     “Code” means the Internal Revenue Code of 1986, as amended, including applicable regulations, published rulings and court decisions.
     “Company” means Swift Beef Company, its successors and assigns.
     “Completion Bonds” means those bonds whose issuance is determined by the City to be necessary to: (1) complete the Project or (2) finance improvements to the System in order to comply with the terms of the Amended Agreed Final Judgment relating to “Phase II”, as such term is defined therein.
     “Delivery Date” shall mean the date of delivery for an installment of Bonds to the Purchaser.
     “Designated Payment/Transfer Office” means (i) with respect to the initial Paying Agent/Registrar named in this Ordinance, its corporate trust office in Saint Paul, Minnesota, and (ii) with respect to any successor Paying Agent/Registrar, the office of such successor designated and located as may be agreed upon by the City and such successor.
     “Fiscal Year” means the fiscal year used by the City in connection with the operation of the System.
     “Initial Bond” means the initial Bond authorized by Section 3.04(d) of this Ordinance.
     “Initial Date” shall mean the date set forth in Section 3.02 hereof.
     “Interest and Sinking Fund” means the City of Cactus, Texas, Sewer System Revenue Improvement and Refunding Bonds, Taxable Series 2007 Interest and Sinking Fund established in Section 8.01 hereof.

     “Interest Payment Date” means the date or dates upon which interest on the Bonds is scheduled to be paid until their respective dates of maturity or prior redemption, such dates being June 1 and December 1, commencing on the date set forth in each Bond Installment Request.
     “Interest Rate” means the published 6-month LIBOR Rate plus an additional 350 basis points; except that, for Bonds with a Delivery Date other than June 1 or December 1, the Interest Rate shall be the applicable LIBOR Rate for the period from the Delivery Date to the beginning of the next succeeding Interest Rate Period, after which the Interest Rate shall revert to the published 6-month LIBOR Rate plus an additional 350 basis points.
     “Interest Rate Period” means, with respect to each installment delivery of the Bonds, the period from the Delivery Date to the next succeeding December 1 or June 1, whichever occurs first, and thereafter each six-month period until the Maturity Date or date of earlier redemption.
     “LIBOR Rate” means an interest rate that changes on each Interest Rate Change Date. For purposes hereof, the following terms shall have the meanings indicated:
     (a) “LIBOR Rate” shall mean the rate of interest equal to the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as selected by the City from time to time) as determined for each Interest Rate Period at approximately 11:00 a.m. London time two (2) Business Days prior to the Interest Rate Change Date for each Interest Rate Period becomes effective, for U.S. Dollar deposits (for delivery on the first day of such interest period);
     (b) “Business Day” shall mean each day other than a Saturday, a Sunday, or any holiday on which commercial banks are closed for business;
     (c) “Interest Rate Change Date” shall mean the first day of each Interest Rate Period; provided, however, that if any such day is not a Business Day, at the City’s option, the Interest Rate Change Date shall be the next succeeding Business Day. The rate defined in this paragraph is referred to as the LIBOR Rate adjusted every Interest Rate Period; and
     (d) Interest shall be calculated on the basis of an interest rate determined by the Purchaser if (i) the Purchaser, in good faith, is unable to ascertain the LIBOR Rate by reason of circumstances then affecting the applicable money market or otherwise or (ii) it becomes illegal to maintain loans based on the LIBOR Rate. Upon the occurrence of any of the above events, any Interest Rate Period to which the LIBOR Rate applies shall be immediately (or, at the option of the Purchaser, at the end of the Interest Rate Period), without further action of the City or the Purchaser, converted to an Interest Rate Period in which the interest rate determined in accordance with this subsection (d) applies.
     “Maturity Date” means June 1, 2032, the date on which each installment of the Bonds shall mature.
     “Maximum Interest Rate” means the maximum net effective interest rate permitted by law to be paid on obligations issued or incurred by the City in the exercise of its borrowing powers (currently prescribed by Chapter 1204, Texas Government Code, as amended, or any successor provision).
     “Net Revenues” means the Revenues of the System less the expense of operation and maintenance thereof, including all salaries, labor, materials, repairs and extensions necessary to render efficient service; provided, however, that only such repairs and extensions as in the judgment of the City Council, reasonably and fairly exercised, are necessary to keep the System in operation and render adequate service to the City and the inhabitants thereof, or such as might be necessary to meet some physical accident or condition which would otherwise impair the security of any bonds payable from and secured by a lien on the Net Revenues of the System shall be deducted in determining “Net Revenues.”
     “Note Escrow Fund” means the City of Cactus, Texas, Sewer System Revenue Improvement and Refunding Bonds, Taxable Series 2007 Note Escrow Fund established in Section 8.01 hereof.
     “Owner” means the person who is the registered owner of a Bond or Bonds, as shown in the Register.
     “Permit” means Permit No. WQ0003436000 issued to the City of Cactus, Texas by the Texas Commission on Environmental Quality.
     “Paying Agent/Registrar” means initially U.S. Bank National Association, or any successor thereto as provided in this Ordinance.
     “Pledged Revenues” means the Net Revenues of the System pledged to the payment of interest and principal of the Bonds.
     “Project” means those improvements, upgrades and extensions to the City’s System described under “Phase I”, as such term is defined in the Amended Agreed Final Judgment.
     “Project Fund” means the City of Cactus, Texas, Sewer System Revenue Improvement and Refunding Bonds, Taxable Series 2007 Project Fund established in Section 8.01 hereof.
     “Purchaser” means Swift Beef Company.
     “Record Date” means the fifteenth day of the month next preceding an Interest Payment Date.
     “Register” means the register specified in Section 3.06(a).
     “Requisition Certificate” means a certificate, the form of which is attached hereto as Exhibit B, executed by a duly authorized officer of the City, that directs the Paying Agent/Registrar to release funds from any of the Bond-related accounts held by the Paying Agent/Registrar, for any purpose authorized herein.

     “Revenue Fund” means the City of Cactus, Texas, Sewer System Revenue Fund established in Section 8.01 hereof.
     “Revenues” means all the revenues of every nature received through the operation of the System.
     “Special Mandatory Redemption Fund” means the City of Cactus, Texas Sewer System Special Mandatory Redemption Fund established in Section 8.01 hereof.
     “System” means the City’s existing sewer system, including all present and future additions, extensions, replacements and improvements thereto.
     “Unclaimed Payments” means money deposited with the Paying Agent/Registrar for the payment of principal of or interest on the Bonds as the same come due and payable and remaining unclaimed by the Owners of such Bonds for 90 days after the applicable payment or redemption date.
     Section 1.02. Other Definitions.
     The terms “Acts,” “City,” “City Council” and “Notes” shall have the meanings assigned to them in the preamble of this Ordinance.
     Section 1.03. Findings.
     The declarations, determinations and findings declared, made and found in the preambles to this Ordinance are hereby adopted, restated and made a part of the operative provisions hereof.
     Section 1.04. Table of Contents, Titles and Headings.
     The table of contents, titles and headings of the Articles and Sections of this Ordinance have been inserted for convenience of reference only and are not to be considered a part hereof and shall not in any way modify or restrict any of the terms or provisions hereof and shall never be considered or given any effect in construing this Ordinance or any provision hereof or in ascertaining intent, if any question of intent should arise.
     Section 1.05. Interpretation.
     (a) Unless the context requires otherwise, words of the masculine gender shall be construed to include correlative words of the feminine and neuter genders and vice versa, and words of the singular number shall be construed to include correlative words of the plural number and vice versa.
     (b) This Ordinance and all the terms and provisions hereof shall be liberally construed to effectuate the purposes set forth herein to sustain the validity of this Ordinance.
     (c) Article and section references shall mean references to articles and sections of this Ordinance unless otherwise designated.

ARTICLE II
SECURITY FOR THE BONDS
     Section 2.01. Pledge.
     The Bonds are payable from and secured by a first lien on the Pledged Revenues. The Pledged Revenues (with the exception of those in excess of the amounts required to establish and maintain the funds as hereinafter provided) are hereby irrevocably pledged for the payment of the principal of and interest on the Bonds, including the establishment and maintenance of the funds hereinafter provided.
     Section 2.02. Bonds as Special Obligations.
     The Bonds are special obligations of the City payable solely from the Pledged Revenues, as described herein, and the Owners of the Bonds shall never have the right to demand payment thereof out of any funds raised or to be raised by taxation.
ARTICLE III
AUTHORIZATION; GENERAL TERMS AND PROVISIONS REGARDING THE BONDS
     Section 3.01. Authorization.
     The City’s bonds to be designated the “City of Cactus, Texas, Sewer System Revenue Improvement and Refunding Bonds, Taxable Series 2007,” are hereby authorized to be issued and delivered in accordance with the laws of the State of Texas, including particularly the Acts. The Bonds shall be issued in the aggregate principal amount of $26,500,000, for paying the costs of the Project, refunding the Notes, and paying the costs of issuing the Bonds.
     Section 3.02. Date, Denomination, Maturities and Interest.
     (a) The Bonds shall have an Initial Date of June 1, 2007. The Bonds shall be in fully registered form, without coupons, in Authorized Denominations and shall be numbered separately from one upward, except the Initial Bond which shall be numbered T-1, and will mature and become due and payable at such rates and on such dates as shall be determined at the time of delivery pursuant to the procedures set forth in Section 3.10 herein.
     (b) Interest shall accrue on each Bond from its respective Delivery Date until its maturity or prior redemption, at the Interest Rate. At the end of each Interest Rate Period, the Interest Rate shall be reset with respect to all Bonds then outstanding to the current 6-month LIBOR Rate plus an additional 350 basis points, until the maturity or prior redemption of the Bonds. Interest shall be payable on each Interest Payment Date until the earlier of maturity or prior redemption, commencing on the date set forth in the each Bond Installment Request. Interest on the Bonds shall be calculated on the basis of a 360-day year of twelve 30-day months.

     Section 3.03. Medium, Method and Place of Payment.
     (a) The principal of, redemption premium, if any, and interest on the Bonds shall be paid in lawful money of the United States of America.
     (b) Interest on the Bonds shall be payable by federal funds wire transfer on or before each Interest Payment Date, or by check (dated as of the Interest Payment Date) and sent by the Paying Agent/Registrar to the person entitled to such payment, by United States mail, first class, postage prepaid, to the address of such person as it appears on the Register at the close of business on the last Business Day next preceding the date of mailing of such notice or by such other customary banking arrangement acceptable to the Paying Agent/Registrar; provided, however, that such person shall bear all risk and expense of such other banking arrangement.
     (c) The principal of each Bond shall be paid to the Owner thereof on the due date, whether at the maturity date or the date of prior redemption thereof, upon presentation and surrender of such Bond at the Designated Payment/Transfer Office.
     (d) If the date for the payment of the principal of or interest on the Bonds shall be a Saturday, Sunday, legal holiday or day on which banking institutions in the city where the Designated Payment/Transfer Office is located are required or authorized by law or executive order to close, then the date for such payment shall be the next succeeding day which is not a Saturday, Sunday, legal holiday or day on which banking institutions are required or authorized to close, and payment on such date shall for all purposes be deemed to have been made on the due date thereof as specified in this Section.
     (e) Subject to any applicable escheat, unclaimed property, or similar law, including without limitation Title 6 of the Texas Property Code, Unclaimed Payments remaining unclaimed by the Owners entitled thereto for three years after the applicable payment or redemption date shall be deposited into the Interest and Sinking Fund and applied to the next payment on the Bonds thereafter coming due; to the extent any such moneys remain after the retirement of all outstanding Bonds, such moneys may be used by the City for any lawful purpose. Thereafter, neither the City, the Paying Agent/Registrar, nor any other person shall be liable or responsible to any Owners of such Bonds for any further payment of such unclaimed moneys or on account of any such Bonds, subject to any applicable escheat, unclaimed property, or similar law, including without limitation Title 6 of the Texas Property Code.
     Section 3.04. Execution and Registration of Bonds.
     (a) The Bonds shall be executed on behalf of the City by the Mayor and City Secretary, by their manual or facsimile signatures, and the official seal of the City shall be impressed or placed in facsimile thereon. Such facsimile signatures on the Bonds shall have the same effect as if each of the Bonds had been signed manually and in person by each of said officers, and such facsimile seal on the Bonds shall have the same effect as if the official seal of the City had been manually impressed upon each of the Bonds.
     (b) In the event that any officer of the City whose manual or facsimile signature appears on the Bonds ceases to be such officer before the authentication of such Bonds or before the delivery thereof, such facsimile signature nevertheless shall be valid and sufficient for all purposes as if such officer had remained in such office.
     (c) Except as provided below, no Bond shall be valid or obligatory for any purpose or be entitled to any security or benefit of this Ordinance unless and until there appears thereon the Certificate of Paying Agent/Registrar substantially in the form provided herein, duly authenticated by manual execution by an officer or duly authorized signatory of the Paying Agent/Registrar. It shall not be required that the same officer or authorized signatory of the Paying Agent/Registrar sign the Certificate of Paying Agent/Registrar on all of the Bonds. In lieu of the executed Certificate of Paying Agent/Registrar described above, the Initial Bond delivered on the Closing Date shall have attached thereto the Comptroller’s Registration Certificate substantially in the form provided herein, manually executed by the Comptroller of Public Accounts of the State of Texas, or by his duly authorized agent, which certificate shall be evidence that the Initial Bond has been duly approved by the Attorney General of the State of Texas and that it is a valid and binding obligation of the City, and has been registered by the Comptroller of Public Accounts of the State of Texas.
     (d) On the Closing Date, one Initial Bond representing the entire principal amount of all Bonds, payable in stated installments to the Purchaser, or its designee, executed by the Mayor and the City Secretary by their manual or facsimile signature, approved by the Attorney General, and registered and manually signed by the Comptroller of Public Accounts, will be delivered to the Purchaser or its designee. Upon payment for the first installment of Bonds, as directed by the City, the Paying Agent/Registrar shall cancel the Initial Bond and deliver to the Purchaser in installments registered definitive Bonds in accordance with Section 3.10 hereof.
     Section 3.05. Ownership.
     (a) The City, the Paying Agent/Registrar and any other person may treat the Owner as the absolute owner of such Bond for the purpose of making and receiving payment of the principal thereof and redemption premium, if any, thereon, for the further purpose of making and receiving payment of the interest thereon (subject to the provisions herein that interest is to be paid to the person in whose name the Bond is registered on the Record Date), and for all other purposes, whether or not such Bond is overdue, and neither the City nor the Paying Agent/Registrar shall be bound by any notice or knowledge to the contrary.
     (b) All payments made to the Owner of a Bond shall be valid and effectual and shall discharge the liability of the City and the Paying Agent/Registrar upon such Bond to the extent of the sums paid.
     Section 3.06. Registration, Transfer and Exchange.
     (a) So long as any Bond remains outstanding, the City shall cause the Paying Agent/Registrar to keep at the Designated Payment/Transfer Office a register in which, subject to such reasonable regulations as it may prescribe, the Paying Agent/Registrar shall provide for the registration and transfer of Bonds in accordance with this Ordinance.
     (b) The ownership of a Bond may be transferred only upon the presentation and surrender thereof at the Designated Payment/Transfer Office for transfer of registration and cancellation, together with proper written instruments of assignment, in form and with guarantee of signatures satisfactory to the Paying Agent/Registrar, evidencing assignment of the Bonds, or any portion thereof in any integral multiple of $5,000, to the assignee or assignees thereof, and the right of such assignee or assignees thereof to have the Bond or any portion thereof registered in the name of such assignee or assignees. No transfer of any Bond shall be effective until entered in the Register. Upon assignment and transfer of any Bond or portion thereof, a new Bond or Bonds will be issued by the Paying Agent/Registrar in conversion and exchange for such transferred and assigned Bond. To the extent possible the Paying Agent/Registrar will issue such new Bond or Bonds in not more than three business days after receipt of the Bond to be transferred in proper form and with proper instructions directing such transfer.
     (c) Any Bond may be converted and exchanged only upon the presentation and surrender thereof at the Designated Payment/Transfer Office, together with a written request therefor duly executed by the Owner or assignee or assignees thereof, or its or their duly authorized attorneys or representatives, with guarantees of signatures satisfactory to the Paying Agent/Registrar, for a Bond or Bonds of the same maturity and interest rate and in any authorized denomination and in an aggregate principal amount equal to the unpaid principal amount of the Bond presented for exchange. If a portion of any Bond is redeemed prior to its scheduled maturity as provided herein, a substitute Bond or Bonds having the same maturity date, bearing interest at the same rate, in the denomination or denominations of any integral multiple of $5,000 at the request of the Owner, and in an aggregate principal amount equal to the unredeemed portion thereof, will be issued to the Owner upon surrender thereof for cancellation. To the extent possible, a new Bond or Bonds shall be delivered by the Paying Agent/Registrar to the Owner of the Bond or Bonds in not more than three business days after receipt of the Bond to be exchanged in proper form and with proper instructions directing such exchange.
     (d) Each Bond issued in exchange for any Bond or portion thereof assigned, transferred or converted shall have the same principal maturity date and bear interest at the same rate as the Bond for which it is being exchanged. Each substitute Bond shall bear a letter and/or number to distinguish it from each other Bond. The Paying Agent/Registrar shall convert and exchange the Bonds as provided herein, and each substitute Bond delivered in accordance with this Section shall constitute an original contractual obligation of the City and shall be entitled to the benefits and security of this Ordinance to the same extent as the Bond or Bonds in lieu of which such substitute Bond is delivered.
     (e) The City will pay the Paying Agent/Registrar’s reasonable and customary charge for the initial registration or any subsequent transfer, exchange or conversion of Bonds, but the Paying Agent/Registrar will require the Owner to pay a sum sufficient to cover any tax or other governmental charge that is authorized to be imposed in connection with the registration, transfer, exchange or conversion of a Bond. In addition, the City hereby covenants with the Owners of the Bonds that it will (i) pay the reasonable and standard or customary fees and charges of the Paying Agent/Registrar for its services with respect to the payment of the principal of and interest on the Bonds, when due, and (ii) pay the fees and charges of the Paying Agent/Registrar for services with respect to the transfer, registration, conversion and exchange of Bonds as provided herein.

     (f) Neither the City nor the Paying Agent/Registrar shall be required to issue, transfer or exchange any Bond called for redemption, in whole or in part, where such redemption is scheduled to occur within 45 calendar days after the transfer or exchange date; provided, however, such limitation of transfer shall not be applicable to an exchange by the Owner of the uncalled principal balance of a Bond.
     Section 3.07. Cancellation and Authentication.
     (a) All Bonds paid or redeemed before scheduled maturity in accordance with this Ordinance, and all Bonds in lieu of which exchange Bonds or replacement Bonds are authenticated and delivered in accordance with this Ordinance, shall be cancelled and destroyed upon the making of proper records regarding such payment, redemption, exchange or replacement. The Paying Agent/Registrar shall periodically furnish the City with written documentation of destruction of such Bonds.
     (b) Each substitute Bond issued pursuant to the provisions of Sections 3.06 and 3.09 of this Ordinance, in exchange for or replacement of any Bond or Bonds issued under this Ordinance, shall have printed thereon a Paying Agent/Registrar’s Authentication Certificate, in the form hereinafter set forth. An authorized representative of the Paying Agent/Registrar shall, before the delivery of any Bond, manually sign and date such Authentication Certificate, and no Bond shall be deemed to be issued or outstanding unless such Authentication Certificate is so executed. No additional ordinances, orders or resolutions need be passed or adopted by the City Council or any other body or person so as to accomplish the foregoing exchange or replacement of any Bond or portion thereof, and the Paying Agent/Registrar shall provide for the delivery of the substitute Bonds in the manner prescribed herein. Pursuant to Chapter 1201, Texas Government Code, the duty of exchange or replacement of Bonds as aforesaid is hereby imposed upon the Paying Agent/Registrar, and, upon the execution of the above Paying Agent/Registrar’s Authentication Certificate, the exchanged or replaced Bonds shall be valid, incontestable and enforceable in the same manner and with the same effect as the Initial Bond which was originally delivered pursuant to this Ordinance, approved by the Attorney General, and registered by the Comptroller of Public Accounts.
     (c) Bonds issued in exchange or replacement of any other Bond or portion thereof, (i) shall be issued in fully registered form, without interest coupons, with the principal of and interest on such Bonds to be payable only to the Owners thereof, (ii) may be redeemed prior to their scheduled maturities, (iii) may be transferred and assigned, (iv) may be converted and exchanged for other Bonds, (v) shall have the characteristics of the Initial Bond, (vi) shall be signed and sealed, and (vii) the principal of and interest on the Bonds shall be payable, all as provided, and in the manner required or indicated, in the Form of Bonds set forth in this Ordinance.
     Section 3.08. Temporary Bonds.
     (a) Following the delivery and registration of the Initial Bond and pending the preparation of definitive Bonds, the proper officers of the City may execute and, upon the City’s request, the Paying Agent/Registrar shall authenticate and deliver, one or more temporary Bonds that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Bonds in lieu of which they are delivered, without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers of the City executing such temporary Bonds may determine, as evidenced by their signing of such temporary Bonds.
     (b) Until exchanged for Bonds in definitive form, such Bonds in temporary form shall be entitled to the benefit and security of this Ordinance.
     (c) The City, without unreasonable delay, shall prepare, execute and deliver to the Paying Agent/Registrar the Bonds in definitive form; thereupon, upon the presentation and surrender of the Bond or Bonds in temporary form to the Paying Agent/Registrar, the Paying Agent/Registrar shall cancel the Bonds in temporary form and authenticate and deliver in exchange therefor a Bond or Bonds of the same maturity and series, in definitive form, in the authorized denomination, and in the same aggregate principal amount, as the Bond or Bonds in temporary form surrendered. Such exchange shall be made without the making of any charge therefor to any Owner.
     Section 3.09. Replacement Bonds.
     (a) Upon the presentation and surrender to the Paying Agent/Registrar of a mutilated Bond, the Paying Agent/Registrar shall authenticate and deliver in exchange therefor a replacement Bond of like tenor and principal amount, bearing a number not contemporaneously outstanding. The City or the Paying Agent/Registrar may require the Owner of such Bond to pay a sum sufficient to cover any tax or other governmental charge that is authorized to be imposed in connection therewith and any other expenses connected therewith.
     (b) In the event that any Bond is lost, apparently destroyed or wrongfully taken, the Paying Agent/Registrar, pursuant to the applicable laws of the State of Texas and in the absence of notice or knowledge that such Bond has been acquired by a bona fide purchaser, shall authenticate and deliver a replacement Bond of like tenor and principal amount, bearing a number not contemporaneously outstanding, provided that the Owner first complies with the following requirements:
     (i) furnishes to the Paying Agent/Registrar satisfactory evidence of its ownership of and the circumstances of the loss, destruction or theft of such Bond;
     (ii) furnishes such security or indemnity as may be required by the Paying Agent/Registrar to save it and the City harmless;
     (iii) pays all expenses and charges in connection therewith, including, but not limited to, printing costs, legal fees, fees of the Paying Agent/Registrar and any tax or other governmental charge that is authorized to be imposed; and
     (iv) satisfies any other reasonable requirements imposed by the City and the Paying Agent/Registrar.
     (c) After the delivery of such replacement Bond, if a bona fide purchaser of the original Bond in lieu of which such replacement Bond was issued presents for payment such original Bond, the City and the Paying Agent/Registrar shall be entitled to recover such replacement Bond from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the City or the Paying Agent/Registrar in connection therewith.
     (d) In the event that any such mutilated, lost, apparently destroyed or wrongfully taken Bond has become or is about to become due and payable, the Paying Agent/Registrar, in its discretion, instead of issuing a replacement Bond, may pay such Bond if it has become due and payable, or may pay such Bond when it becomes due and payable.
     (e) Each replacement Bond delivered in accordance with this Section shall constitute an original additional contractual obligation of the City and shall be entitled to the benefits and security of this Ordinance to the same extent as the Bond or Bonds in lieu of which such replacement Bond is delivered.
     Section 3.10. Procedures for Delivery of Bonds.
     (a) The Purchaser is authorized to purchase the Bonds in separate lots or installments against payment therefor, at such times and in such amounts as are determined by a Bond Installment Request from the City, provided that the amount of each installment must be in a principal amount of at least $1,000,000.
     (b) Upon the provision of ten (10) business days notice from the City to the Purchaser, the City may initiate the delivery of an installment of Bonds through the delivery of a Bond Installment Request to the Paying Agent/Registrar and the Purchaser. Such Bond Installment Request shall be made in connection with, and prior to, the execution by the City of a design, engineering, construction or similar contract pertaining to the Project, and shall be made in accordance with the compliance schedules set forth in the Permit.
     (c) Such Bond Installment Request shall be substantially in the form attached hereto as Exhibit A. The Bond Installment Request shall specify the terms of such installment, including the Delivery Date, the principal amount and the first Interest Payment Date. For all installments, the Interest Rate and the Maturity Date shall be identical: the Interest Rate shall be the six-month LIBOR Rate plus an additional 350 basis points and the Maturity Date shall be June 1, 2032. The Interest Rate Period shall be the period from the Delivery Date to the next succeeding December 1 or June 1, whichever occurs first, and thereafter each six-month period until the Maturity Date or date of earlier redemption.
     (d) The first installment of Bonds shall be delivered as of the Closing Date, as Bond Number 1, in the principal amount of $11,000,000. The first Interest Payment Date shall be December 1, 2007.
     (e) On the Closing Date, following cancellation of the Initial Bond in accordance with Section 3.04(d), and on each Delivery Date thereafter, upon receipt of a Bond Installment Request from the City and upon the City’s receipt from the Purchaser of the purchase price to be delivered on such Delivery Date, the Paying Agent/Registrar and the City shall authenticate and deliver such installment of Bonds, registered in the name of the Purchaser, to the Purchaser.

     (f) The Paying Agent/Registrar shall hold the undelivered principal amount of the Bonds pending receipt of authorization and direction to deliver such Bonds from the City pursuant to a Bond Installment Request, and receipt of the purchase price therefor.
     (g) On each Delivery Date, the Paying Agent/Registrar shall insert the terms applicable to each principal installment on each of the Bonds.
     (h) Moneys received by the Paying Agent/Registrar on each Delivery Date representing the purchase price for the Bonds shall be disbursed in accordance with the instructions received from the City and shall be for the purposes described in Section 3.01.
ARTICLE IV
REDEMPTION OF BONDS BEFORE MATURITY
     Section 4.01. Limitation on Redemption.
     The Bonds shall be subject to redemption before scheduled maturity only as provided in this Article IV.
     Section 4.02. Optional Redemption.
     (a) The City reserves the option to redeem Bonds in whole or in part by lot (or by other customary method that results in a random selection), at any time, at a price equal to the principal amount of the Bonds so called for redemption plus accrued interest to the date fixed for redemption. Such redemption shall only be made using proceeds of refunding bonds issued to redeem said Bonds.
     (b) The City, at least 45 days before the redemption date, unless a shorter period shall be satisfactory to the Paying Agent/Registrar, shall notify the Paying Agent/Registrar of such redemption date and of the principal amount of Bonds to be redeemed.
     Section 4.03. Mandatory Sinking Fund Redemption.
     (a) The Bonds are subject to mandatory sinking fund redemption prior to their scheduled maturity and will be redeemed by the City in part at a redemption price equal to the principal amount thereof plus interest accrued thereon to the redemption date, on the dates and in the principal amounts shown in the following schedule:

Redemption Date	Principal Amount
June 1, 2011	$1,195,000.00
June 1, 2012	1,205,000.00
June 1, 2013	1,205,000.00
June 1, 2014	1,205,000.00
June 1, 2015	1,205,000.00
June 1, 2016	1,205,000.00
June 1, 2017	1,205,000.00
June 1, 2018	1,205,000.00
June 1, 2019	1,205,000.00
June 1, 2020	1,205,000.00
June 1, 2021	1,205,000.00
June 1, 2022	1,205,000.00
June 1, 2023	1,205,000.00
June 1, 2024	1,205,000.00
June 1, 2025	1,205,000.00
June 1, 2026	1,205,000.00
June 1, 2027	1,205,000.00
June 1, 2028	1,205,000.00
June 1, 2029	1,205,000.00
June 1, 2030	1,205,000.00
June 1, 2031	1,205,000.00
June 1, 2032	1,205,000.00
     (b) The Paying Agent/Registrar shall call by lot the Bonds, or portion thereof, to be redeemed subject to the mandatory redemption provisions of this Section 4.03.
     (c) The principal amount of the Bonds required to be redeemed on any redemption date pursuant to subparagraph (a) of this Section 4.03 shall be reduced, at the option of the City, by the principal amount of any Bonds which, at least 45 days prior to the mandatory sinking fund redemption date (i) shall have been acquired by the City at a price not exceeding the principal amount of such Bonds plus accrued interest to the date of purchase thereof, and delivered to the Paying Agent/Registrar for cancellation, or (ii) shall have been redeemed pursuant to the optional redemption provisions hereof and not previously credited to a mandatory sinking fund redemption.
     (d) The schedule of redemption dates established pursuant to subparagraph (a) of this Section 4.03 shall be adjusted pro rata if the City decides not to initiate delivery of installments of the total aggregate principal amount of the Bonds.
     Section 4.04. Special Mandatory Redemption.
     (a) Upon a deposit of funds into the Special Mandatory Redemption Fund as required by this Ordinance, the Bonds are subject to special mandatory redemption prior to their scheduled maturity and, to the extent of funds available in the Special Mandatory Redemption

Fund established in Section 8.01 hereof, will be redeemed by the City in part at a redemption price equal to the principal amount thereof plus interest accrued thereon to the redemption date. Such redemption shall occur not later than the 30th day after the deposit of funds into the Special Mandatory Redemption Fund established in Section 8.01 hereof.
     (b) The Paying Agent/Registrar shall call by lot the Bonds, or portion thereof, to be redeemed subject to the redemption provisions of this Section 4.04.
     Section 4.05. Partial Redemption.
     (a) If less than all of the Bonds are to be redeemed, the City shall determine the amount thereof to be redeemed and shall direct the Paying Agent/Registrar to call by lot the Bonds, or portions thereof, in such principal amounts for redemption.
     (b) A portion of a single Bond of a denomination greater than $5,000 may be redeemed, but only in a principal amount equal to $5,000 or any integral multiple thereof. If such a Bond is to be partially redeemed, the Paying Agent/Registrar shall treat each $5,000 portion of a Bond as though it were a single bond for purposes of selection for redemption.
     (c) Upon surrender of any Bond for redemption in part, the Paying Agent/Registrar, in accordance with Section 3.06 of this Ordinance, shall authenticate and deliver an exchange Bond or Bonds in an aggregate principal amount equal to the unredeemed portion of the Bond so surrendered, such exchange being without charge.
     (d) The Paying Agent/Registrar shall promptly notify the City in writing of the principal amount to be redeemed of any Bond as to which only a portion thereof is to be redeemed.
     Section 4.06. Notice of Redemption to Owners.
     (a) The Paying Agent/Registrar shall give notice of any redemption of Bonds by sending notice by first class United States mail, postage prepaid, not less than 30 days before the date fixed for redemption, to the Owner of each Bond (or part thereof) to be redeemed, at the address shown in the Register.
     (b) The notice shall state the redemption date, the redemption price, the place at which the Bonds are to be surrendered for payment, and, if less than all the Bonds outstanding are to be redeemed, an identification of the Bonds or portions thereof to be redeemed.
     (c) Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives such notice.
     Section 4.07. Payment Upon Redemption.
     (a) Before or on each redemption date, the City shall deposit with the Paying Agent/Registrar money sufficient to pay all amounts due on the redemption date and the Paying Agent/Registrar shall make provision for the payment of the Bonds to be redeemed on such date by setting aside and holding in trust an amount from the Interest and Sinking Fund or otherwise received by the Paying Agent/Registrar from the City and shall use such funds solely for the purpose of paying the principal of, redemption premium, if any, and accrued interest on the Bonds being redeemed.
     (b) Upon presentation and surrender of any Bond called for redemption at the Designated Payment/Transfer Office on or after the date fixed for redemption, the Paying Agent/Registrar shall pay the principal of, redemption premium, if any, and accrued interest on such Bond to the date of redemption from the money set aside for such purpose.
     Section 4.08. Effect of Redemption.
     (a) Notice of redemption having been given as provided in Section 4.05 of this Ordinance, the Bonds or portions thereof called for redemption shall become due and payable on the date fixed for redemption and, unless the City defaults in the payment of the principal thereof, redemption premium, if any, or accrued interest thereon, such Bonds or portions thereof shall cease to bear interest from and after the date fixed for redemption, whether or not such Bonds are presented and surrendered for payment on such date.
     (b) If the City shall fail to make provision for payment of all sums due on a redemption date, then any Bond or portion thereof shall continue to bear interest at the rate stated on the Bond until due provision is made for the payment of same.
ARTICLE V
PAYING AGENT/REGISTRAR
     Section 5.01. Appointment of Initial Paying Agent/Registrar.
     (a) The City hereby appoints U.S. Bank National Association, as its registrar and transfer agent to keep such books or records and make such transfers and registrations under such reasonable regulations as the City and the Paying Agent/Registrar may prescribe; and the Paying Agent/Registrar shall make such transfer and registrations as herein provided. It shall be the duty of the Paying Agent/Registrar to obtain from the Owners and record in the Register the address of such Owner of each Bond to which payments with respect to the Bonds shall be mailed, as provided herein. The City or its designee shall have the right to inspect the Register during regular business hours of the Paying Agent/Registrar, but otherwise the Paying Agent/Registrar shall keep the Register confidential and, unless otherwise required by law, shall not permit its inspection by any other person or entity.
     (b) The City hereby further appoints the Paying Agent/Registrar to act as the paying agent for paying the principal of, premium, if any, and interest on the Bonds. The Paying Agent/Registrar shall keep proper records of all payments made by the City and the Paying Agent/Registrar with respect to the Bonds, and of all conversions, exchanges and replacements of such Bonds, as provided in this Ordinance.
     (c) The execution and delivery of a Paying Agent/Registrar Agreement, substantially in the form presented at this meeting, specifying the duties and responsibilities of the City and the Paying Agent/Registrar, is hereby approved with such changes as may be approved by the

Mayor of the City, and the Mayor and City Secretary of the City are hereby authorized to execute such agreement.
     Section 5.02. Qualifications.
     Each Paying Agent/Registrar shall be a commercial bank, trust company or other entity duly qualified and legally authorized under applicable law to serve as and perform the duties and services of paying agent and registrar for the Bonds.
     Section 5.03. Maintaining Paying Agent/Registrar.
     (a) At all times while any Bonds are outstanding, the City will maintain a Paying Agent/Registrar that is qualified under Section 5.02 of this Ordinance.
     (b) If the Paying Agent/Registrar resigns or otherwise ceases to serve as such, the City will promptly appoint a replacement.
     Section 5.04. Termination.
     The City reserves the right to terminate the appointment of any Paying Agent/Registrar by delivering to the entity whose appointment is to be terminated a certified copy of a resolution of the City (i) giving notice of the termination of the appointment and of the Paying Agent/Registrar Agreement, stating the effective date of such termination, and (ii) appointing a successor Paying Agent/Registrar; provided, that, no such termination shall be effective until a successor Paying Agent/Registrar has accepted the duties of Paying Agent/Registrar for the Bonds.
     Section 5.05. Notice of Change to Owners.
     Promptly upon each change in the entity serving as Paying Agent/Registrar, the City will cause notice of the change to be sent to each Owner by United States mail, first class postage prepaid, at the address in the Register, stating the effective date of the change and the name of the replacement Paying Agent/Registrar and the mailing address of its Designated Payment/Transfer Office.
Section 5.06. Agreement to Perform Duties and Functions.
     By accepting the appointment as Paying Agent/Registrar, the Paying Agent/Registrar is deemed to have agreed to the provisions of this Ordinance and that it will perform the duties and functions of Paying Agent/Registrar prescribed hereby.
     Section 5.07. Delivery of Records to Successor.
     If a Paying Agent/Registrar is replaced, such Paying Agent/Registrar, promptly upon the appointment of the successor, will deliver the Register (or a copy thereof) and all other pertinent books and records relating to the Bonds to the successor Paying Agent/Registrar.

ARTICLE VI
FORM OF THE BONDS
     Section 6.01. Form Generally.
     (a) The Bonds, including the Registration Certificate of the Comptroller of Public Accounts of the State of Texas, the Certificate of the Paying Agent/Registrar and the Assignment form to appear on each of the Bonds, (i) shall be substantially in the form set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are permitted or required by this Ordinance, and (ii) may have such letters, numbers or other marks of identification (including identifying numbers and letters of the Committee on Uniform Securities Identification Procedures of the American Bankers Association) and such legends and endorsements (including any reproduction of an opinion of counsel) thereon as, consistently herewith, may be determined by the City or by the officers executing such Bonds, as evidenced by their execution thereof.
     (b) Any portion of the text of any Bonds may be set forth on the reverse side thereof, with an appropriate reference thereto on the face of the Bonds.
     (c) The definitive Bonds, if any, shall be typewritten, printed, lithographed or engraved, and may be produced by any combination of these methods or produced in any other similar manner, all as determined by the officers executing such Bonds, as evidenced by their execution thereof.
     (d) The Initial Bond submitted to the Attorney General of the State of Texas may be typewritten and photocopied or otherwise reproduced.
     Section 6.02. Form of the Bonds.
     The form of the Bonds, including the form of the Registration Certificate of the Comptroller of Public Accounts of the State of Texas, the form of Certificate of the Paying Agent/Registrar and the form of Assignment appearing on the Bonds shall be substantially as follows:
     (a) Form of Bonds.

REGISTERED No.	REGISTERED $
United States of America
State of Texas
County of Moore
CITY OF CACTUS, TEXAS
SEWER SYSTEM REVENUE
IMPROVEMENT AND REFUNDING BOND
TAXABLE SERIES 2007

STATED
MATURITY
DELIVERY DATE:	DATE:	BOND NUMBER:
, ___	June 1, 2032
     The City of Cactus, Texas (the “City”), acting by and through its duly elected City Council (the “City Council”), hereby promises to pay to:

or its registered assigns, on the Stated Maturity Date specified above, the principal sum of
                                         DOLLARS
unless this Bond shall have been sooner called for redemption and the payment of the principal hereof shall have been paid or provided for, and to pay interest on the principal amount outstanding from time to time accrued from the Delivery Date calculated on the basis of a 360-day year of twelve 30-day months. Accrued and unpaid interest is payable and shall be paid semiannually, on the Interest Payment Dates.
     This Bond shall have an Interest Rate Period of the period from the Delivery Date to the next succeeding December 1 or June 1, whichever occurs first, and thereafter each six-month period until the Maturity Date or date of earlier redemption.
     The Bonds bear interest from time to time at an Interest Rate equal to the six-month LIBOR Rate plus an additional 350 basis points; except that, for Bonds with a Delivery Date other than June 1 or December 1, the Interest Rate shall be the applicable LIBOR Rate for the period from the Delivery Date to the beginning of the next succeeding Interest Rate Period, after which the Interest Rate shall revert to the published 6-month LIBOR Rate plus an additional 350 basis points, until maturity or prior redemption, in accordance with the Ordinance.
     The principal of this Bond shall be payable without exchange or collection charges in lawful money of the United States of America upon presentation and surrender of this Bond at the corporate trust office in Saint Paul, Minnesota (the “Designated Payment/Transfer Office”) of U.S. Bank National Association, as Paying Agent/Registrar or, with respect to a successor

Paying Agent/Registrar, at the Designated Payment/Transfer Office thereof. Interest on this Bond is payable by federal wire transfer upon the written instruction from the Owner to the Paying Agent/Registrar or by check dated as of the interest payment date, mailed by the Paying Agent/Registrar to the registered owner at the address shown on the registration books kept by the Paying Agent/Registrar, or by such other customary banking arrangement acceptable to the Paying Agent/Registrar and the registered owner; provided, however, such registered owner shall bear all risk and expense of such other banking arrangement. For the purpose of the payment of interest on this Bond, the registered owner shall be the person in whose name this Bond is registered at the close of business on the “Record Date,” which shall be the fifteenth business day of the month next preceding such interest payment date.
     If the date for the payment of the principal of or interest on this Bond shall be a Saturday, Sunday, legal holiday or day on which banking institutions in the city where the Designated Payment/Transfer Office is located are required or authorized by law or executive order to close, the date for such payment shall be the next succeeding day which is not a Saturday, Sunday, legal holiday or day on which banking institutions are required or authorized to close and payment on such date shall for all purposes be deemed to have been made on the original date payment was due.
     This Bond is one of the series of fully registered bonds specified in its title, dated June 1, 2007, and issued in the aggregate principal amount of $26,500,000 (herein referred to as the “Bonds”) pursuant to the authority provided by Chapter 1502, Texas Government Code, as amended and Chapter 1207, Texas Government Code, as amended, and an ordinance adopted by the governing body of the City (the “Ordinance”), for the purpose of constructing, acquiring and installing improvements, extensions and additions to the City’s sewer system, refunding certain outstanding Notes of the City, and paying the costs of issuing the Bonds.
     The Bonds constitute special obligations of the City of Cactus, Texas, and are payable as to both principal and interest from and equally secured by a first lien on and pledge of the Pledged Revenues; reference is hereby made to the Ordinance for a more complete statement of the covenants and provisions securing the payment of this Bond and the series of which it is one.
     The owner hereof shall never have the right to demand payment of this Bond out of any funds raised or to be raised by taxation.
     The Bonds are subject to mandatory sinking fund redemption prior to their scheduled maturity and will be redeemed by the City in part at a redemption price equal to the principal amount thereof plus interest accrued thereon to the redemption date, on the dates and in the amounts described in the Ordinance.
     The Bonds are subject to special mandatory fund redemption prior to their scheduled maturity and will be redeemed by the City in part at a redemption price equal to the principal amount thereof plus interest accrued thereon to the redemption date, on the dates and in the amounts described in the Ordinance.
     The City has reserved the option to redeem the Bonds, in whole or in part, before the Stated Maturity Date, at any time, at a price equal to the principal amount of the Bonds so called for redemption plus accrued interest to the date fixed for redemption. Such redemption shall only be made using proceeds of refunding bonds issued to redeem said Bonds. If less than all of the Bonds are to be redeemed, the City shall determine the amount thereof to be redeemed and shall direct the Paying Agent/Registrar to call by lot the Bonds, or portions thereof, in such principal amounts, for redemption.
     Notice of such redemption or redemptions shall be given by first class mail, postage prepaid, not less than 30 days before the date fixed for redemption, to the registered owner of each of the Bonds to be redeemed in whole or in part. Notice having been so given, the Bonds or portions thereof designated for redemption shall become due and payable on the redemption date specified in such notice; and, from and after such date, notwithstanding that any of the Bonds or portions thereof so called for redemption shall not have been surrendered for payment, interest on such Bonds or portions thereof shall cease to accrue.
     As provided in the Ordinance, and subject to certain limitations therein set forth, this Bond is transferable upon surrender of this Bond for transfer at the Designated Payment/Transfer Office with such endorsement or other evidence of transfer as is acceptable to the Paying Agent/Registrar; thereupon, one or more new fully registered Bonds of the same stated maturity, of authorized denominations, bearing the same rate of interest, and for the same aggregate principal amount will be issued to the designated transferee or transferees.
     Neither the City nor the Paying Agent/Registrar shall be required to issue, transfer or exchange any Bond called for redemption where such redemption is scheduled to occur within 45 calendar days of the transfer or exchange date; provided, however, such limitation shall not be applicable to an exchange by the registered owner of the uncalled principal balance of a Bond.
     The City, the Paying Agent/Registrar and any other person may treat the person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided (except interest shall be paid to the Owner on the “Record Date”) and for all other purposes, whether or not this Bond be overdue, and neither the City, the Paying Agent/Registrar nor any other person shall be affected by notice to the contrary.
     IT IS HEREBY CERTIFIED AND RECITED that the issuance of this Bond and the series of which it is a part is duly authorized by law; that all acts, conditions and things required to be done precedent to and in the issuance of the Bonds to render the same lawful and valid have been properly done and have happened in regular and due time, form and manner as required by law; that the Bonds do not exceed any constitutional or statutory limitation.
     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT COMPLIANCE WITH THE REGISTRATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.
     IN WITNESS WHEREOF, the City has caused this Bond to be duly executed under its official seal.

City Secretary,	Mayor, City of Cactus, Texas
City of Cactus, Texas
[SEAL]
     (b) Form of Comptroller’s Registration Certificate.
     The following Comptroller’s Registration Certificate may be deleted from the definitive Bonds if such certificate on the Initial Bond is fully executed.

OFFICE OF THE COMPTROLLER	§
OF PUBLIC ACCOUNTS	§	REGISTER NO.
OF THE STATE OF TEXAS	§
     I hereby certify that there is on file and of record in my office a certificate of the Attorney General of the State of Texas to the effect that this Bond has been examined by him as required by law, that he finds that it has been issued in conformity with the Constitution and laws of the State of Texas, and that it is a valid and binding special obligation of the City of Cactus, Texas, and that this Bond has this day been registered by me.
     WITNESS MY HAND AND SEAL OF OFFICE AT AUSTIN, TEXAS,                     .

Comptroller of Public Accounts
of the State of Texas
[SEAL]

     (c) Form of Certificate of Paying Agent/Registrar.
     The following Certificate of Paying Agent/Registrar may be deleted from the Initial Bond if the Comptroller’s Registration Certificate appears thereon.
CERTIFICATE OF PAYING/AGENT/REGISTRAR
     The records of the Paying Agent/Registrar show that the Initial Bond of this series of Bonds was approved by the Attorney General of the State of Texas and registered by the Comptroller of Public Accounts of the State of Texas, and that this is one of the Bonds referred to in the within-mentioned Ordinance.

,
as Paying Agent/Registrar

Dated:	By:

Authorized Signatory
     (d) Form of Assignment.
ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto (print or typewrite name, address and
Zip Code of transferee):

(Social Security or other identifying number:                     ) the within Bond and all rights hereunder and hereby irrevocably constitutes and appoints                      attorney to transfer the within Bond on the books kept for registration hereof, with full power of substitution in the premises.

Date:
NOTICE: The signature on this Assignment
must correspond with the name of the
Signature Guaranteed By:	registered owner as it appears on the face of
the within Bond in every particular and must

be guaranteed in a manner acceptable to the Paying Agent/Registrar.

Authorized Signatory

     (e) The Initial Bond shall be in the form set forth in paragraphs (a), (b) and (d) of this Section, except for the following alterations:
     (i) immediately under the name of the Bond, the heading “BOND NUMBER” shall be deleted; and
     (ii) the Initial Bond shall be numbered T-1.
     Section 6.03. CUSIP Registration.
     The City may secure identification numbers through the CUSIP Service Bureau Division of Standard & Poor’s Corporation, New York, New York, and may authorize the printing of such numbers on the face of the Bonds. It is expressly provided, however, that the presence or absence of CUSIP numbers on the Bonds shall be of no significance or effect as regards the legality thereof and neither the City nor bond counsel to the City are to be held responsible for CUSIP numbers incorrectly printed on the Bonds.
     Section 6.04. Legal Opinion.
     The approving legal opinion of Vinson & Elkins L.L.P., Bond Counsel, may be printed on the reverse side of each Bond over the certification of the City Secretary of the City, which may be executed in facsimile.
ARTICLE VII
SALE AND DELIVERY OF BONDS
Section 7.01. Sale of Bonds.
     (a) The Bonds are hereby officially sold and awarded to the Purchaser at a price equal to the principal amount thereof pursuant to the terms of that certain Bond Installment Purchase Agreement (the “Purchase Agreement”) relating to the Bonds between the City and the Purchaser and dated the date of the passage of this Ordinance. The form and content of such Purchase Agreement are hereby approved, and the Mayor is hereby authorized and directed to execute and deliver the Purchase Agreement to the Purchaser. It is hereby officially found, determined and declared that the terms of this sale are the most advantageous reasonably obtainable. The Bonds shall initially be registered in the name of the Purchaser or its designee.
     (b) All officers of the City are authorized to execute such documents, certificates and receipts, and to take such actions as they may deem appropriate in order to consummate the delivery of the Bonds in accordance with the terms hereof and the commitment of the Purchaser. Further, in connection with the submission of the record of proceedings for the Bonds to the Attorney General of the State of Texas for examination and approval of such Bonds, the appropriate officer of the City is hereby authorized and directed to issue a check of the City payable to the Attorney General of the State of Texas as a nonrefundable examination fee in the amount required by Chapter 1202, Texas Government Code (such amount not to exceed $9,500).

     (c) The obligation of the Purchaser to accept delivery of the Bonds is subject to the Purchaser being furnished with the final, approving opinion of Vinson & Elkins L.L.P., Bond Counsel for the City, which opinion shall be dated and delivered the Closing Date.
     Section 7.02. Control and Delivery of Bonds.
     (a) The Mayor is hereby authorized to have control of the Initial Bond and all necessary records and proceedings pertaining thereto pending investigation, examination and approval of the Attorney General of the State of Texas, registration by the Comptroller of Public Accounts of the State of Texas, and registration with, and initial exchange or transfer by, the Paying Agent/Registrar.
     (b) After registration by the Comptroller of Public Accounts, delivery of the Bonds shall be made to the Purchaser under and subject to the general supervision and direction of the Mayor against receipt by the City of all amounts due to the City under the terms of sale.
     (c) In the event the Mayor or City Secretary is absent or otherwise unable to execute any document or take any action authorized herein, the Mayor Pro Tem and the Assistant City Secretary, respectively, shall be authorized to execute such documents and take such actions, and the performance of such duties by the Mayor Pro Tem and the Assistant City Secretary shall for the purposes of this Ordinance have the same force and effect as if such duties were performed by the Mayor and City Secretary, respectively.
ARTICLE VIII
FUNDS
     Section 8.01. Funds.
     The following special funds are hereby established by the City to be held separate and apart from all other funds of the City as set forth below:
     (a) City of Cactus, Texas, Sewer System Revenue Fund (the “Revenue Fund”), to be held at the City’s designated depository;
     (b) City of Cactus, Texas, Sewer System Revenue Improvement and Refunding Bonds, Taxable Series 2007 Interest and Sinking Fund (the “Interest and Sinking Fund”), to be held by the Paying Agent/Registrar;
     (c) City of Cactus, Texas, Note Escrow Fund (the “Note Escrow Fund”), to be held by the Paying Agent/Registrar;
     (d) City of Cactus, Texas, Sewer System Sewer System Revenue Improvement and Refunding Bonds, Taxable Series 2007 Project Fund (the “Project Fund”), to be held by the Paying Agent/Registrar; and
     (e) City of Cactus, Texas, Sewer System Special Mandatory Redemption Fund (the “Special Mandatory Redemption Fund”), to be held by the Paying Agent/Registrar.

     Section 8.02. Revenue Fund.
     The City covenants that it will deposit, as collected, all Revenues into the Revenue Fund. Amounts in the Revenue Fund shall be applied as follows:

First:	To the payment of all necessary and reasonable expenses of operation and maintenance of the System as said expenses are defined by statute; and

Second:	To the Interest and Sinking Fund for the payment of principal of and interest on the Bonds when and as the same become due; and

Third:	To any other proper City purpose, now or hereafter permitted by law, related to the operation or maintenance of the System.
     Section 8.03. Interest and Sinking Fund.
     (a) The following provisions shall govern the maintenance and use of the Interest and Sinking Fund. The City covenants from the funds in the Revenue Fund, the City shall pay into the Interest and Sinking Fund during each year in which the Bonds are outstanding, an amount equal to one hundred per centrum (100%) of the amount required to meet the principal and interest payments with respect to the Bonds, at such times as necessary for the timely payment of principal and interest on the Bonds.
     (b) The deposits to the Interest and Sinking Fund for the payment of principal of and interest on the Bonds shall continue to be made as hereinabove described until such time as the total amount on deposit in the Interest and Sinking Fund is equal to the amount required to pay all outstanding Bonds or the Bonds are no longer outstanding.
     (c) Earnings derived from the investment of moneys in the Interest and Sinking Fund, shall be deposited in the Interest and Sinking Fund, and shall be taken into consideration to reduce the amount of the deposits which would otherwise be required to be deposited in the Interest and Sinking Fund from the Pledged Revenues.
     Section 8.04. Note Escrow Fund.
     Monies on deposit in the Note Escrow Fund shall be applied solely to the payment of the principal and accrued interest of the Notes, upon presentment and cancellation of each of the Notes, or other legally sufficient evidence thereof, by the Paying Agent/Registrar. Funds in the Note Escrow Fund may also be released as directed in writing by the City. Should there be any balance in the Note Escrow Fund after all costs and expenses of refunding the Notes has been paid, upon the written direction of the City, said balance shall be placed in the Interest and Sinking Fund and applied in reduction of the payments to be made for debt service under the provisions hereof.
     Section 8.05. Project Fund.
     Monies on deposit in the Project Fund shall be applied solely to the payment of the costs of the Project and to pay the costs of issuance with respect to the Bonds. Funds in the Project

Fund may only be released by the Paying Agent/Registrar upon the presentment of a Requisition Certificate executed by a duly authorized officer of the City Should there be any balance in the Project Fund after all costs and expenses incurred in connection with the Project have been paid, including pursuant to a closure of the System for any reason, upon the written direction of the City, said balance shall be placed in the Special Mandatory Redemption Fund and applied in reduction of the payments to be made for debt service under the provisions hereof.
     Section 8.06. Special Mandatory Redemption Fund.
     The proceeds of any sale of properties of the System financed with the proceeds of the Notes or the Bonds, including real property, shall be deposited in the Special Mandatory Redemption Fund. Monies on deposit in the Special Mandatory Redemption Fund shall be applied solely to the payment of the outstanding principal and interest of the Bonds.
     Section 8.07. Investments.
     Moneys on deposit in the Revenue Fund, the Interest and Sinking Fund, the Project Fund and the Special Mandatory Redemption Fund shall be invested in treasury bills maturing in less than ninety days, rated commercial paper, or AAA-rated money market funds, as directed by the City. All interest and income derived from investments of each of said funds shall be credited to the fund from which the investment was made. Any securities or obligations in which money from the Revenue Fund, the Interest and Sinking Fund, the Project Fund or the Special Mandatory Redemption Fund is so invested shall be kept and held in trust for the benefit of the owners of the Bonds and shall be sold and the proceeds of sale shall be timely applied to the making of all payments required to be made from the fund from which the investment was made.
     Section 8.08. Security of Funds.
     All moneys on deposit in the funds referred to in this Ordinance shall be secured in the manner and to the fullest extent required by the laws of the State of Texas for the security of public funds, and moneys on deposit in such funds shall be used only for the purposes permitted by this Ordinance.
ARTICLE IX
DEPOSIT OF PROCEEDS
     Section 9.01. Deposit of Proceeds
     On the Closing Date, the City shall cause the proceeds from the sale of the initial installment of Bonds to be deposited as follows:
     (a) $9,355,000.00 shall be deposited to the Note Escrow Fund; and
     (b) $1,645,000.00 shall be deposited to the Project Fund.

ARTICLE X
ADDITIONAL BONDS
     Section 10.01. Additional Bonds.
     The City reserves the right to issue Completion Bonds, such Completion Bonds to be secured by a pledge of the Pledged Revenues on a parity with the Bonds. Other than Completion Bonds, the City shall issue no additional bonds or other obligations secured by a pledge of the Pledged Revenues for the Bonds that are on a parity with the Bonds and shall allow no additional liens (other than the lien established pursuant to the Bonds or a lien subordinate to that of the Bonds) to be established against the Pledged Revenues, without the written consent of the Purchaser.
ARTICLE XI
PARTICULAR REPRESENTATIONS AND COVENANTS
     Section 11.01. Rates and Charges. For the benefit of the Purchaser and for the benefit of any and all subsequent Owners of the Bonds or any part thereof, and in addition to all provisions and covenants in the laws of the State of Texas and in this Ordinance, it is expressly stipulated that the City shall, at all times while any of the Bonds are outstanding and unpaid, maintain rates and collect charges for the facilities and services afforded by the System, as required by Chapter 1502, which will provide Revenues sufficient at all times to:
     (a) Pay for all operation, maintenance, replacement and betterment charges of the System;
     (b) Establish and maintain the Interest and Sinking Fund; and
     (c) Pay all other outstanding indebtedness of the System, as and when the same become due.
     Section 11.02. Water and Wastewater Services Agreement
     The City has entered into that certain Water and Wastewater Services Agreement (the “Agreement”) with one of the users of the System, Swift Beef Company, dated May 15, 2007. A portion of the payments therefrom will constitute Revenues of the System. The City covenants that it will duly enter into and perform its obligations under the Agreement, including the faithful performance of any and all undertakings, stipulations and provisions contained therein, for the term of the Agreement. The City covenants that it will diligently seek to enforce its obligations under the Agreement.
     Section 11.03. Fiscal Year.
     The City covenants and agrees that the System shall be operated on the basis of a fiscal year comprised of twelve consecutive calendar months as may be established by the City Council from time to time (the “Fiscal Year”).

     Section 11.04. Sale or Lease of System.
     The City, to the extent and in the manner authorized by law, may sell or exchange for consideration representing the fair value thereof, as determined by the City Council, any property not necessary or required in the efficient operations of the System, or any equipment not necessary or useful in the operations thereof or which is obsolete, damaged or worn out or otherwise unsuitable for use in the operation of the System. The proceeds of any sale of properties of the System, including real property, shall be deposited in the Special Mandatory Redemption Fund and used to pay the principal of and interest on the Bonds.
     Section 11.05. Maintenance and Operation — Insurance.
     The City hereby covenants and agrees that the System shall be maintained in good condition and operated in an efficient manner and at reasonable cost. So long as any of the Bonds are outstanding, the City agrees to maintain casualty and other insurance on the System of a kind and in an amount customarily carried by municipal corporations owning and operating similar properties. Nothing in this Ordinance shall be construed as requiring the City to expend any funds which are derived from sources other than the operation of the System but nothing herein shall be construed as preventing the City from doing so.
     Section 11.06. Accounts and Periodic Statements.
     (a) The City hereby covenants and agrees that so long as any of the Bonds or any interest thereon remain outstanding and unpaid, it will keep and maintain a proper and complete system of records and accounts pertaining to the operation of the System separate and apart from all other records and accounts of the City in which complete and correct entries shall be made of all transactions relating to the System, as provided by Chapter 1502, or other applicable law. The Owner or Owners of any Bonds or any duly authorized agent or agents of such Owners shall have the right at all reasonable times to inspect all such records, accounts and data relating thereto and to inspect the System and all properties comprising same. The City further agrees that following the close of each Fiscal Year, it will cause an audit of such books and accounts to be made by an independent firm of certified public accountants.
     (b) Expenses incurred in making the audits above referred to are to be regarded as maintenance and operating expenses of the System and paid as such. Copies of the aforesaid annual audit shall, upon written request, be furnished to any Owner of the Bonds. The audits herein required shall be made within 120 days following the close of each Fiscal Year insofar as is possible.
     Section 11.07. Competition; No Free Service.
     The City covenants and agrees, for the protection and security of the Bonds and the Owners thereof from time to time, that to the extent permitted by applicable law: (i) it will not grant a franchise for the operation of any competing sewer system in the City until all Bonds shall have been retired; and (ii) no free service of the System will be allowed except for City buildings and institutions operated by the City.

     Section 11.08. Other Representations and Covenants.
     (a) The City will faithfully perform at all times any and all covenants, undertakings, stipulations, and provisions contained in this Ordinance and in each Bond; the City will promptly pay or cause to be paid the principal of, interest on, and premium, if any, with respect to each Bond on the dates and at the places and in the manner prescribed in such Bond; and the City will, at the times and in the manner prescribed by this Ordinance, deposit or cause to be deposited the amounts of money specified by this Ordinance.
     (b) The City is duly authorized under the laws of the State of Texas to issue the Bonds; all action on its part for the creation and issuance of the Bonds has been duly and effectively taken; and the Bonds in the hands of the Owners thereof are and will be valid and enforceable obligations of the City in accordance with their terms.
ARTICLE XII
DEFAULT AND REMEDIES
     Section 12.01. Events of Default.
     Each of the following occurrences or events for the purpose of this Ordinance is hereby declared to be an Event of Default:
     (i) the failure to make payment (including mandatory redemptions) of the principal of or interest on any of the Bonds when the same becomes due and payable; or
     (ii) a default in the performance or observance of any other covenant, agreement or obligation of the City, which default materially and adversely affects the rights of the Owners, including, but not limited to, their prospect or ability to be repaid in accordance with this Ordinance, and the continuation thereof for a period of 60 days after notice of such default is given by any Owner to the City.
     Section 12.02. Remedies for Default.
     (a) Upon the happening of any Event of Default, any Owner or an authorized representative thereof, including, but not limited to, a trustee or trustees therefor, may proceed against the City for the purpose of protecting and enforcing the rights of the Owners under this Ordinance, by mandamus or other suit, action or special proceeding in equity or at law, in any court of competent jurisdiction, for any relief permitted by law, including the specific performance of any covenant or agreement contained herein, or thereby to enjoin any act or thing that may be unlawful or in violation of any right of the Owners hereunder or any combination of such remedies.
     (b) It is provided that all such proceedings shall be instituted and maintained for the equal benefit of all Owners of Bonds then outstanding.
     Section 12.03. Remedies Not Exclusive.
     (a) No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under the Bonds or now or hereafter existing at law or in equity; provided, however, that notwithstanding any other provision of this Ordinance, the right to accelerate the debt evidenced by the Bonds shall not be available as a remedy under this Ordinance.
     (b) The exercise of any remedy herein conferred or reserved shall not be deemed a waiver of any other available remedy.
     (c) By accepting the delivery of a Bond authorized under this Ordinance, such Owner agrees that the certifications required to effectuate any covenants or representations contained in this Ordinance do not and shall never constitute or give rise to a personal or pecuniary liability or charge against the officers or employees of the City or members of the City Council.
ARTICLE XIII
DISCHARGE
     Section 13.01. Discharge.
     The Bonds may be refunded, discharged or defeased in any manner permitted by applicable law.
ARTICLE XIV
EFFECTIVENESS
     Section 14.01. Effectiveness.
     This Ordinance shall take effect and be in force from and after its passage and approval.

     FINALLY ADOPTED, APPROVED AND EFFECTIVE this May 15, 2007.

/s/ Luis Aguilar Mayor, City of Cactus, Texas
ATTEST:

/s/ Jeff Jenkins City Secretary, City of Cactus, Texas

[SEAL]

APPROVED AS TO FORM AND LEGALITY

/s/ Rick Russworm City Attorney, City of Cactus, Texas
Signature Page for Bond Ordinance

SCHEDULE I
“Notes” means the following outstanding notes of the City:
     (1) $2,300,000 Promissory Note from the City payable to Swift Beef Company, dated December 19, 2002 plus interest accrued to the date of redemption;
     (2) $3,498,000 Promissory Note from the City payable to Swift Beef Company, dated January 31, 2005, plus interest accrued to the date of redemption;
     (3) $745,140.13 Promissory Note from the City payable to Swift Beef Company, dated September 1, 2005, plus interest accrued to the date of redemption;
     (4) $1,016,239.56 Promissory Note from the City payable to Swift Beef Company, dated September 1, 2005, plus interest accrued to the date of redemption; and
     (5) $400,000 Promissory Note from the City payable to S.B. Foot Tanning Company dated December 19, 2002, plus interest accrued to the date of redemption.
Schedule I-1

EXHIBIT A
CITY OF CACTUS, TEXAS,
SEWER SYSTEM REVENUE IMPROVEMENT AND REFUNDING BONDS
TAXABLE SERIES 2007
BOND INSTALLMENT REQUEST
     The undersigned, as Authorized Representative of the City of Cactus (the “City”) hereby requests the delivery of a principal installment (the “Installment”) of the City of Cactus, Texas, Sewer System Revenue Improvement and Refunding Bonds, Taxable Series 2007 (the “Bonds’) in the amount and subject to the terms listed below. Such Installment shall be at an Interest Rate of a six-month LIBOR Rate plus an additional 350 basis points, ; except that, for Bonds with a Delivery Date other than June 1 or December 1, the Interest Rate shall be the applicable LIBOR Rate for the period from the Delivery Date to the beginning of the next succeeding Interest Rate Period, after which the Interest Rate shall revert to the published 6-month LIBOR Rate plus an additional 350 basis points. Such Installment shall have a Maturity Date of June 1, 2032. Such Installment shall have an Interest Rate Period which is the period from the Delivery Date to the next succeeding December 1 or June 1, whichever occurs first, and thereafter each six-month period until the Maturity Date or date of earlier redemption. Such Installment shall be listed as Bond Number ___ below.

First Interest
Bond Number	Delivery Date	Principal Amount	Payment Date

City Manager

Date
A-1

EXHIBIT B
CITY OF CACTUS, TEXAS,
SEWER SYSTEM REVENUE IMPROVEMENT AND REFUNDING BONDS
TAXABLE SERIES 2007
FORM OF REQUISITION CERTIFICATE
TO: U.S. BANK NATIONAL ASSOCIATION, AS PAYING AGENT/REGISTRAR (THE “PAYING AGENT/REGISTRAR”) UNDER THE ORDINANCE AUTHORIZING THE ISSUANCE OF THE CITY OF CACTUS, TEXAS SEWER SYSTEM REVENUE IMPROVEMENT AND REFUNDING BONDS, TAXABLE SERIES 2007 (THE “ORDINANCE”).
     This Requisition Certificate is delivered to the Paying Agent/Registrar in accordance with Section 8.05 of the Ordinance. Payment shall be made from the Project Fund established in accordance with Section 8.01 of the Ordinance. All terms used herein which are not otherwise defined herein shall have the meaning given such terms in the Ordinance. The undersigned, duly authorized to act on behalf of the City, hereby certifies as follows, to-wit:
     (1) This is Requisition Certificate No.: ___
     (2) The amount of disbursement from the Project Fund approved by this Requisition Certificate is: $                    .
     (3) The amount listed in (2), above, is for the purpose of providing the necessary funds for the following purposes with respect to the Project:
     Contract(s)/Vendor(s) being funded:

Dollar amounts of each contract/vendor disbursement:	$
$
$
A-1

CITY OF CACTUS, TEXAS

By:
Authorized Representative

Date:

STATE OF TEXAS	§
§
COUNTY OF	§
     This instrument was acknowledged before me on this ___ day of                     , 20___, by                     ,                      of the City of Cactus.
Notary Public, State of Texas
A-2